UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2004

PILGRIM'S PRIDE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

110 South Texas Street
Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant's telephone number, including area code: (903) 855-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01	Regulation FD Disclosure

This report amends the Current Report on Form 8-K filed by Pilgrim's Pride Corporation ("Pilgrim's Pride") earlier today that attaches as Exhibit 99.1 thereto an overview of Pilgrim's Pride Corporation to be referenced in its conference call of November 8, 2004. The overview attached hereto as Exhibit 99.1 replaces in its entirety the overview filed earlier today as the version previously filed inadvertently contained certain errors.

Attached hereto as Exhibit 99.1 is an overview of Pilgrim’s Pride Corporation to be referenced in the conference call of November 8, 2004.

ExhibitNumber	Description

99.1	Supplemental Historical Financial Information

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: November 8, 2004.

By:	/s/ Richard A. Cogdill
Richard A. Cogdill Executive Vice President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

ExhibitNumber	Description

99.1	Overview of Pilgrim’s Pride Corporation to be referenced in the conference call of November 8, 2004.